UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2017

MEDICAL TRANSCRIPTION BILLING, CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-36529	22-3832302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Clyde Road, Somerset, New Jersey, 08873
(Address of principal executive offices, zip code)

(732) 873-5133

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 1, 2018, Mahmud Haq will assume the role of Executive Chairman of the Board of Directors, Stephen Snyder, MTBC’s President will be appointed CEO and A. Hadi Chaudhry, MTBC’s VP-Global Operations, will be appointed President.

The foregoing description of the change in the senior leadership team does not purport to be complete and is qualified entirely by reference to the Press Release dated December 1, 2017, a copy of which is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

	99.1	Press release dated December 1, 2017

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SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Medical Transcription Billing, Corp.

Date: December 1, 2017	By:	/s/ Mahmud Haq
Mahmud Haq
Chairman of the Board and Chief Executive Officer

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